Exhibit 10.2.2

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WORK ORDER # (PES-20100901-LA) Amendment #2

Between:

Encana Oil & Gas (USA) Inc., “Encana” 14001 Dallas Parkway, Suite 1100 Dallas, Texas 75240 Contact: Amy Jackson Phone: 214-469-2351 Email: amy.jackson@encana.com	And

Contractor: Platinum Energy Solutions, Inc.

(“Contractor”)

Address: 2100 West Loop South, Suite 1601

Houston, TX 77027

Contact: L. Charles Moncla, Jr.

Phone: 713-622-7731

Email: cmoncla@platinumenergysolutions.com

THIS WORK ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF AN EXISTING MASTER

SERVICE AGREEMENT:

THE PARTIES AGREE THAT THIS WORK ORDER SHALL BE INCORPORATED INTO AND MADE A PART OF THAT CERTAIN MASTER SERVICE AGREEMENT BETWEEN THE PARTIES, DATED SEPTEMBER 1, 2010 (the “MSA”), THE PARTIES FURTHER AGREE THAT THE TERMS AND CONDITIONS OF SAID MASTER SERVICE AGREEMENT SHALL CONTROL THE WORK AUTHORIZED HEREUNDER. THE AGREEMENT TERMS CONTAINED HEREIN, TOGETHER WITH THE MASTER SERVICE AGREEMENT AND ANY ATTACHMENTS THERETO SHALL FORM THE PROVISIONS OF THE ENTIRE AGREEMENT. ENCANA AND CONTRACTOR MAY EACH ALSO BE REFERRED TO HEREIN AS A “PARTY” OR COLLECTIVELY AS THE “PARTIES”.

SCOPE OF WORK AND TERMS AND CONDITIONS OF WORK ORDER

Encana and Contractor entered into that certain Work Order # PES-20100901-LA effective as of September 1, 2010, as amended by that certain Work Order # (PES-20100901-LA) Amendment #1 dated January 20, 2011 and that certain letter dated September 21, 2011, (collectively, the “Amended Work Order”). The parties now desire to amend the Amended Work Order as follows:

1. Section A of the Amended Work Order is hereby deleted in its entirety and replaced with the following:

A. SCOPE OF WORK	Contractor will provide, upon Encana’s request, the labor, supervision, equipment, transportation, and other incidentals necessary to safely provide products & services as more fully described in Exhibit A, hereinafter referred to as “Work,” in accordance with the procedures and rules implemented by Encana on various well sites located in Encana’s Mid-Continent Business Unit (as depicted in the map attached hereto as Exhibit G) in Louisiana, Mississippi, Texas, in the other business units in Colorado and Wyoming, and any other geographic areas designated by Encana in writing and operated by Encana. Contractor shall comply with all applicable environmental and safety laws and regulations, the MSA, the Prepayment Agreement executed by the Parties on September 1, 2010 (the “Prepayment Agreement”), and Encana’s rules, practices and policies as described on Encana’s website, http://www.Encana.com/contractor/expectationspractices/#usa and in the Contractor Expectations Manual.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

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2. Section B of the Amended Work Order is hereby deleted in its entirety and replaced with the following:

B. TERM	This Work Order shall be effective as of September 1, 2010 (the “Effective Date”), and subject to Section F, shall terminate at 12:00 AM on November 29, 2012 (the “Term”) and is renewable upon mutual agreement of the Parties in increments of one Contract Year (as hereinafter defined) for up to 4 additional Contract Years. A “Contract Year” is defined as 365 consecutive Days (as hereinafter defined) (or 366 consecutive Days if the Contract Year includes a leap year (February 29)) beginning on the Effective Date and each of the anniversaries thereafter. A “Month” means a period beginning at 9:00 a.m. Central Time on the first Day of the calendar Month and ending at 9:00 a.m. Central Time on the first Day of the next succeeding calendar Month. A “Day” is a period of 24 consecutive hours, beginning at 9:00 am Central time on any calendar Day.

Contractor will use the period of time from the Effective Date through November 29, 2011 (the “Mobilization Period”) to create the Initial Fleet (as defined in Exhibit A).

Contractor will use the period of time from the Initial Delivery Date (as defined in Exhibit A) through the end of the Term to perform Services (as defined in Exhibit A) upon request by Encana (the “Service Period”).

3. Section H. of the Amended Work Order is hereby deleted in its entirety and replaced with the following:

H. ENTIRE AGREEMENT The MSA, the Prepayment Agreement, and this Work Order, including any amendments to said documents, constitute the entire agreement between the Parties on the subject matter referred to herein and supersede all prior negotiations, agreements, discussion and correspondence. Notwithstanding Section 21 of the MSA, in the event of a conflict between the terms of this Work Order and the MSA, the terms of this Work Order shall control. For the sake of clarity, the Parties acknowledge that a conflict exists between the termination terms of this Work Order and the MSA and hereby agree that the termination terms of this Work Order control, such that the Work and the Work Order may only be terminated by Encana pursuant to Section F of the Work Order. In the event of a conflict between the terms of the Prepayment Agreement and the MSA or the Work Order, the terms of the Prepayment Agreement will control.

4. Section 2.2(a)(i) of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

(i) Twenty 2,500 HP SPM-SD Quintuplex pumps and two 2,500 HP SPM-SD Destiny Triplex pumps.

5. Section 2.3 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

2.3 Additional Fleet: The “Additional Fleet” will consist of eight 2,500 HP SPM-SD Destiny Triplex pumps.

6. Section 2.4 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

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2.4 Delivery of the Fleets: The Initial Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on or before November 29, 2011 (the “Initial Delivery Date”). The Additional Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on November 29, 2011 (the “Additional Delivery Date”). Contractor shall provide Encana with weekly written reports on the delivery status of the Initial Fleet and the Additional Fleet until said fleets are ready to perform Services for Encana and have been delivered to locations determined by Encana.

7. Section 2.5 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

2.5 Performance of Services: Upon execution of a work order by the Parties for a particular oil or natural gas well or wells, Contractor will use its Fleets to perform the fracturing, pump down operations, pressure pumping, and other services described therein (the “Services”) on behalf of Encana. The Services will generally be performed by Contractor in the manner described in Exhibit B attached hereto.

8. Section 3.1 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

3.1 Fracturing Services: Contractor will use its Fleets to perform fracturing and pump down operations on oil or natural gas wells designated by Encana in order to complete Stages (as hereinafter defined) (the “Fracturing Services”).

(a) If Contractor is performing Fracturing Services by operating 14 hours each Day, said operations will be called “Extended Daylight Operations”.

(b) If Contractor is performing Fracturing Services by operating 24 hours each Day, said operations will be called “24 Hour Operations”.

(c) Contractor will begin performing Fracturing Services during the Service Period by performing Extended Daylight Operations.

(d) Whether Contractor performs Extended Daylight Operations or 24 Hour Operations is subject to Encana’s sole discretion, provided however:

(i) If Contractor is failing to perform 24 Hour Operations to Encana’s satisfaction, Encana will provide Contractor with 7 Days written notice to address the problems to Encana’s satisfaction and if Contractor fails to correct said problems, Encana may switch Contractor to Extended Daylight Operations upon written notice;

(ii) If Contractor experiences an OSHA recordable incident or a reportable spill while performing 24 Hour Operations, Encana may switch Contractor to Extended Daylight Operations upon written notice; or

(iii) That, except as stated in Sections 3.1(d)(i) and 3.1(d)(ii) above, Encana provides Contractor with 60 Days written notice before changing the manner in which Contractor performs Fracturing Services.

(e) If Encana changes the manner in which Contractor performs Fracturing Services pursuant to Section 3.1(d)(iii), said change will be scheduled to take place on the first Day of a Month, unless agreed otherwise by the Parties in writing.

9. Section 3.2 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

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OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

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3.2 Stages: A “Stage” is defined as a set of fractures created by Contractor in an Encana designated interval of a wellbore designed to be performed in a continuous operation and in accordance with the design specifications provided by Encana for that oil or natural gas well.

10. The first sentence in Section 3.8 of Exhibit A to the Amended Work Order is hereby deleted in its entirety and replaced with the following:

If Contractor is ready to perform Services and it is incurring downtime as a result of Encana’s failure to meet the responsibilities listed in Section 4.1 of Exhibit A, a re-location pursuant to Section 2.6 of Exhibit A, problems with Encana supplied equipment, or due to a wellbore issue of a particular oil or natural gas well, excluding events of Force Majeure (as hereinafter defined), that downtime will be tracked by the Parties as “Encana Downtime” and said Encana Downtime will be rounded up to the nearest hour.

11. Section 3.8 of Exhibit A to the Amended Work Order is hereby amended to include the following:

For purposes of clarification, if the number of Stages completed by Contractor in a given month is equal to zero as a result of Encana Downtime, Compensatory Stages shall be equal to * Stages when Contractor is performing 24 Hour Operations in a month and * Stages when Contractor is performing Extended Daylight Operations.

The Amended Work Order is amended to the extent provided above, and in all other respects, is confirmed and shall continue in full force and effect. The parties hereby acknowledge and agree that Contractor is not liable to Encana for any penalties due to the extension of the Initial Delivery Date and the Additional Delivery Date as set forth in this Amended Work Order.

12. Exhibit C to the Amended Work Order is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

13. Exhibit D to the Amended Work Order is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

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OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

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14. Exhibit E to the Amended Work Order is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

CONTRACTOR’S AUTHORIZED REPRESENTATIVE SHALL EXECUTE TWO ORIGINALS OF THIS WORK ORDER, AND RETURN TO:

Amy Jackson

Encana Oil & Gas (USA) Inc.

14001 Dallas Parkway, Suite 1100

Dallas, Texas 75240

Contractor: Platinum Energy Solutions, Inc.		Encana Oil & Gas (USA) Inc.

Signature:	/s/ J. Clarke Legler, II	Signature:	/s/ John D. Perry
By:	J. Clarke Legler, II	By:	John D. Perry
Title:	CFO	Title:	Team Lead McBu
Date:	12/9/11	Date:	12/12/11

/s/ Paul Sander – 12/19/11
Paul Sander
Vice President
Mid-Continent Business Unit

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

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Exhibit C

Extended Daylight Price Sheet
Number of stages completed in a month	Price paid per stage completed from *- * and then what each additional stage after * completed costs		Average price per stage
* to *	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION

*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION

Exhibit D

24 Hour Price Sheet
Number of stages completed in a month	Price paid per stage completed from *-* and then what each additional stage after * completed costs		Average price per stage
* to *	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR

CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION

*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*
*	$	*	$	*

Exhibit E

Pressure Discount Table
Pressure Discount Pounds per Square Inch, “PSI”, Range	$/Stage Discount
* to *	$		*
* to *		$—
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* to *	$		*
* and below	$		*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.